UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

734 Ameriprise Financial Center

Minneapolis, Minnesota 55474

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 850-1864

Date of fiscal year end:    12/31

Date of reporting period:    12/31/08

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

To The Stockholders

Dear Fellow Stockholders,

We are very pleased to announce that, with the completion of the acquisition of J. & W. Seligman & Co. Incorporated by RiverSource Investments, LLC on November 7, 2008, your Fund joined the RiverSource family of funds. Seligman’s long heritage of investing and exceptional wealth of experience is a valuable addition to RiverSource Funds. Seligman joins RiverSource and Threadneedle in the comprehensive family of mutual funds we offer investors.

We also welcome John Maher and Leroy Richie, who have each served on your Fund’s Board since 2006 and 2000, respectively, to the RiverSource Funds’ Board of Directors. The acquisition of Seligman by RiverSource Investments creates several new opportunities for us all, including access to talented portfolio managers and competitive mutual fund solutions to help you reach your investment goals.

On February 5, 2009, at a Special Meeting of Stockholders of the Fund, a proposal was approved that will result in the acquisition of the Fund’s assets by Seligman National Municipal Fund. This acquisition is expected to be completed on or about March 27, 2009. Holders of Seligman Select Municipal Fund’s common stock will receive, as consideration for their shares, Class A shares of Seligman National Municipal Fund with a value equal to the net asset value of their shares of Seligman Select Municipal Fund on the closing date of the acquisition. Redemptions and exchanges of Class A Shares of Seligman National Municipal Fund, issued pursuant to the acquisition, will be subject to a redemption fee of 2% for a period of one year following the closing of the acquisition. The outstanding shares of preferred stock of Seligman Select Municipal Fund will be redeemed prior to the consummation of the acquisition. Shares of Seligman Select Municipal Fund’s common stock will cease to be traded on the New York Stock Exchange prior to the opening of trading on or about March 23, 2009.

We thank you for your support and look forward to helping you reach your investment goals.

Stephen R. Lewis, Jr.
Chairman of the Boards

Patrick T. Bannigan
President, RiverSource Funds

Table of Contents

Interview With Your Portfolio Managers	1
Performance and Portfolio Overview	5
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Notes to Financial Statements	16
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Matters Relating to the Directors’ Consideration of the Approval of the Investment Management Services Agreement	25
Proxy Results	31
Frequently Asked Questions Regarding the Acquisition of Seligman Select Municipal Fund	33
Dividend Investment Plan	34
Directors and Officers	36
Additional Fund Information	40

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q.
What market conditions and economic events materially impacted Seligman Select Municipal Fund, Inc.’s investment results during the year?

A.
The year 2008 was the most eventful period in the Fund’s eighteen-year history as the ongoing credit crisis presented significant challenges to investment professionals and individual investors alike. The municipal market was one of the last sectors of the financial industry to become swept up the credit crisis. The catalyst was the downgrade of Financial Guarantee Insurance Co. (FGIC) in January 2008. FGIC, one of the top four municipal bond insurers — lost its coveted triple-A rating due to its exposure to mortgage-backed securities. It was at this point that the municipal market began to experience the extraordinary volatility and dislocation that was occurring in most other sectors of the financial market.

The municipal market had hardly begun to deal with the negative implications of the FGIC downgrade when it was forced to contend with the collapse of the auction rate securities (ARS) market. Investors, concerned about liquidity, were increasingly avoiding any money market product that lacked a liquidity back-stop — an assurance the vehicles’ obligations will be repaid when they are tendered even if they cannot be resold — including ARS. Remarketing agents were reluctant, due to their own capital constraints, to provide the degree of support needed to prevent auction failures. Investors who owned ARS were unable to tender the securities, a risk which many had never considered. The states and municipalities that had issued ARS were forced to pay a penalty rate — a condition of the auction failures. Through the combined efforts of the financial industry, government officials and regulatory authorities, significant progress was made in 2008 in redeeming investors’ ARS holdings.

In June, MBIA and AMBAC, two monoline insurance companies, lost their triple-A ratings, which was also due to exposure to mortgage-backed securities. The sudden loss of high-quality investments made it extremely difficult for money market funds, which are prohibited from purchasing securities rated below double-A, to locate a sufficient supply of securities to meet their needs. This led to a spike in yields on money market securities rated single-A and lower.

Throughout the summer, the continuing deterioration in the housing market led to a high degree of anxiety about the financial health of government sponsored mortgage corporations Fannie Mae (Federal National Mortgage Association, or FNMA) and Freddie Mac (Federal Home Loan Mortgage Association, or FHLMC). The fear of a complete collapse of the financial markets prompted the US government to provide a guarantee to holders of FNMA and FHLMC debt.

As the third quarter of 2008 progressed, conditions worsened. The economy was showing signs of rapid deceleration, which affected stock market performance. State and local finances were weakening, prompting further risk aversion in the market. The stunning collapse of Lehman Brothers in mid-September created severe repercussions across all financial markets. The Reserve Primary Fund, a large money market fund, had exposure to Lehman Brothers at the time of its failure, which caused the fund’s share price to fall below $1.00 — a rare occurrence. A run on the fund ensued, which was soon followed by an exodus from other money market funds

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

— even those with no exposure to Lehman Brothers. In an effort to ease the panic, the US government agreed to guarantee certain money market deposits.

The Lehman Brothers debacle contributed to an extreme degree of volatility and illiquidity in longer-dated municipal bonds, pushing yields sharply higher. Many leveraged players were forced to unwind, placing further downward pressure on bond prices. A number of municipal bond funds experienced heavy redemptions due to plummeting net asset values, forcing additional selling by the funds. As rising long-term yields approached eight-year highs, buyers began to return to the market to take advantage of attractive levels. As year-end approached, much of the imbalance between supply and demand had dissipated and yields began to retreat.

Throughout the past year, the Federal Reserve and US Treasury have been creating a series of new facilities aimed at easing the liquidity crisis and encouraging lending. The programs have had varying degrees of success but the ultimate goal of restoring investor confidence has, to date, eluded them. Subsequent to year-end, the new administration has proposed a massive stimulus package, in addition to several new programs. It will be some time before we can determine the efficacy of the latest efforts to stabilize the credit markets and reverse the economic decline.

Turmoil in the credit markets led to widespread failures of preferred share auctions and remarketings at the start of the year. The Fund, which had never had a remarketing failure since its preferred shares were issued in 1990, experienced its first failure in February 2008. Although the failures continued throughout the rest of the year, preferred shareholders continued to receive scheduled dividends at a penalty rate. As a result of a settlement with the New York State Attorney General’s office in August 2008, Citigroup, the Fund’s preferred share remarketing agent, offered to purchase at par auction rate securities, including the Fund’s preferred shares, from all Citigroup individual investors, small institutions, and charities by November 2008.

During 2008, the Federal Reserve Board (the Fed) lowered the federal funds rate, in a series of policy actions, from 4.25% at the start of the year to 0.25% by year-end. The Fund’s preferred share dividend rates are reset as a percentage of financial commercial paper rates, which remained elevated throughout most of last year despite the efforts of the Fed to stabilize the credit markets. It wasn’t until November that preferred rates began to more closely align with federal funds’ levels and the Fund’s Common Stockholders benefited from the widening of spreads between the Fund’s preferred dividend rates and investment income.

Q.
What investment strategies or techniques materially impacted the Fund’s performance during the year?

A.
In 2008, we focused on positioning the Fund for a reversal of several prevailing trends in the municipal market that we believed could not be sustained, specifically: falling long-term yields, narrowing yield curve slope, tight credit quality spreads and declining relative value versus US Treasuries. During 2008, long-term yields rose to the highest level in eight years, credit spreads widened dramatically, the municipal yield curve steepened by

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

over 275 basis points, and the relative value of municipal bonds rose to the highest level on record.

To protect the Fund from an anticipated increase in interest rates, we set a higher target level for cash balances. Further, we elected to retain our pre-refunded and escrowed-to-maturity holdings. Refunded bonds are typically escrowed with US government securities, making them relatively safe and highly liquid investments. For the 12-months ended December 31, 2008, the prerefunded bond sector of the Barclay’s Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) (the “Index”) was the best performing sector.

In a rising interest rate environment, longer-maturity bonds are more sensitive to yield changes than shorter-maturity bonds. Given our expectation for interest rates to trend higher, we concentrated new purchases in the intermediate maturity sector — considerably shorter than in years past. For the year ended December 31, 2008, the worst performing maturity sector was for maturities of 22 years and longer. The best performing maturity sector was for maturities of 1–8 years. Our avoidance of the longest maturity bonds contributed to our competitive investment returns; however, the Fund would have had stronger results had a greater percentage of holdings been invested at the shorter end of the yield curve.

Portfolio acquisitions were comprised of premium coupon bonds (i.e., bonds trading above par), which are inherently more defensive than discount coupon bonds (i.e., bonds trading below par). Additionally, the Fund has maintained an overweight in premium coupon bonds. The premium bond sector of the Index substantially outperformed the current coupon, discount bond, and zero coupon sectors.

The Fund’s portfolio is diversified among 22 states and is concentrated in essential service sectors, including water and sewer bonds, electric utilities and transportation projects. Generally, these sectors tend to have stable revenue streams and the vital nature of the projects and services they provide can help to insulate the bonds during periods of economic weakness.

The credit crisis has had a significant impact on credit quality yield spreads. For many years, steadily declining interest rates led investors to seek out lower quality bonds given their relatively higher yields. Eventually, the increased demand for the sector, as well as strong credit trends, caused the yield spread between high-quality and low quality to narrow to historical lows. Since the credit turmoil began, investors have become more quality conscious, which has contributed to a dramatic widening of credit spreads, particularly within the high-yield sector. Another reason for the increase in quality yield spread has been the downgrades of the municipal monoline insurers. During 2008, the top four insurers lost at least one, if not all, of their triple-A ratings. As a result, high quality bonds are now in short supply and are trading at a premium. The non-investment grade sector was the worst performing sector of the Index in 2008.

The Fund is permitted to purchase only investment-grade bonds (i.e., bonds rated within the four highest rating categories). We have always viewed insurance as an enhancement and will not purchase a bond unless we approve the underlying credit. Therefore, while we were disappointed

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

with the monoline insurer downgrades, we were not compelled to sell any bonds as a result.

In keeping with our emphasis on quality, we endeavor not to participate in sectors of the market that historically have been more prone to credit deterioration, such as tobacco bonds, airline debt, automotive industry bonds, nursing homes, convention centers and stadium facilities. The high-yield sector has had a difficult year, declining by 27.01%. Additionally, the Fund was underweight in hospital, housing, pollution control bonds, areas that underperformed in the revenue bond sector of the Index.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Select Municipal Fund, Inc. is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Senior Credit Analyst Audrey Kuchtyak and Steven Hallac.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock, and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of Fund shares. A portion of the Fund’s income may be subject to applicable federal, state and local taxes, and any amount may be subject to the federal alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns

For Periods Ended December 31, 2008

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	0.45%	(1.00)%	(2.69)%	1.45%	2.75%
Net Asset Value	(0.28)	(5.93)	(7.64)	1.40	3.89
Benchmarks**
Barclays Capital Municipal Bond Index	0.74	(2.49)	(2.47)	2.71	4.26
Lipper Insured Municipal Debt Funds (Leveraged) Average	(4.52)	(13.10)	(15.92)	(0.26)	2.93

Price Per Share

	Market Price	Net Asset Value
December 31, 2008	$9.15	$10.00
September 30, 2008	9.22	10.15
June 30, 2008	9.46	10.88
March 31, 2008	9.58	11.01
December 31, 2007	9.84	11.33

Dividends and Capital Gains per Share and
Yield Information

For Periods Ended December 31, 2008

Dividends Paid†	Unrealized Loss††	SEC 30-Day YieldØ
$0.432	$(0.920)	5.05%

See footnotes on page 6.

Performance and Portfolio Overview

Holdings By Market Sector#

Revenue Bonds	73%
General Obligation Bonds	14
Pre-refunded/Escrowed-to-Maturity Bonds	13

Option Adjusted DurationØØ  8.5 years

Weighted Average MaturityØØØ  14.3 years

Holdings by Credit Quality2#

AAA	19%
AA	36
A	30
BBB	12
NR	3

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report.

[2]	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Rating Services (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Prerefunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at December 31, 2008.

*	Returns for periods of less than one year are not annualized.

**	The Barclays Capital Municipal Bond Index (Barclays Capital Index), formerly the Lehman Brothers Municipal Bond Index, and the Lipper Insured Municipal Debt Funds (Leveraged) Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of fees, taxes, and sales charges. The Barclays Capital Index also excludes the effect of expenses. The Barclays Capital Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues insured as to timely payment. Investors cannot invest directly in an index or average.

†	For the year ended December 31, 2008, Preferred Stockholders were paid dividends at annual rates ranging from 0.45% to 4.90%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. As of December 31, 2008, the Fund estimates that 12.8% of the distributions paid to Common Stockholders in 2008 will be taxable as ordinary income under applicable federal law.

††	Represents the per share amount of unrealized depreciation of portfolio securities as of December 31, 2008. Information does not reflect the effect of capital loss carryforwards that are available to offset net realized capital gains.

Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2008, has been computed in accordance with SEC regulations and will vary.

ØØ	Bond duration is the average amount of time that it takes to receive the interest and principal of a bond or portfolio of bonds. The duration formula is based on a formula that calculates the weighted average of the cash flows (interest and principal payments) of the bond, discounted to the present time. Option Adjusted Duration is the modified duration of a bond after adjusting for any embedded optionality. The Option Adjusted measure of duration takes into account the fact that yield changes may change the expected cash flows of the bond because of the presence of an embedded option, such as a call or put.

ØØØ	Excludes variable rate demand notes.

#	Percentages based on current market values of long-term holdings at December 31, 2008.

Portfolio of Investments
December 31, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
Alaska — 5.6%	$4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aa3	$4,692,472
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aa3	2,686,807
Arizona — 1.2%	1,500,000	Arizona Water Infrastructure Finance Authority Rev. (Water Quality), 5% due 10/1/2022	Aaa	1,571,595
California — 10.1%	1,725,000	California State University Systemwide Rev., 5% due 11/1/2025	Aa3	1,625,537
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	2,982,996
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	A3	3,629,000
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	A3	5,171,325
Colorado — 4.8%	5,590,000	Colorado Regional Transportation District, Sales Tax Rev., 5% due 11/1/2024Ø	AAA‡	6,336,712
Florida — 8.2%	2,000,000	Florida State Board of Education Lottery Rev., 5% due 7/1/2018	A2	2,088,400
	1,985,000	Ocala, FL Utility Systems Rev., 5% due 10/1/2024	A1	1,891,209
	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	A1	2,231,307
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	A3	4,716,250
Illinois — 7.3%	2,800,000	Chicago GOs, 5.5% due 1/1/2040	Aa3	2,750,944
	4,700,000	Chicago GOs, 5.5% due 1/1/2040Ø	AAA‡	5,041,314
	2,000,000	Illinois Sales Tax Rev. (Build Illinois Bonds), 5% due 6/15/2028*	Aa3	1,953,760
Indiana — 1.4%	1,850,000	Ball State University Board of Trustees, IN Student Fee Rev. Series N, 5% due 7/1/2023	Aa3	1,822,823
Louisiana — 5.0%	3,680,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	4,071,221
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Baa1	2,565,850
Maryland — 2.6%	3,000,000	Maryland State GOs (Capital Improvements), 5.25% due 3/1/2027	Aaa	3,461,850
Massachusetts — 13.9%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024Ø	Aaa	2,876,625

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
Massachusetts (continued)	$4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Baa1	$3,862,600
	860,000	Massachusetts Health & Educational Facilities Authority Rev. (Partners Health System), 5% due 7/1/2022	Aa2	812,356
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aa3	1,750,962
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aa2	6,077,220
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aa2	3,070,200
Michigan — 3.7%	2,295,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030Ø	A3	2,613,615
	2,705,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	A3	2,357,083
Minnesota — 1.9%	1,330,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	1,300,514
	1,170,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025Ø	A3	1,284,414
Missouri — 1.9%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aa2	1,554,417
	1,040,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	932,474
New Jersey — 5.4%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	NR	5,274,160
	2,385,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlanticare Regional Medical Center), 5% due 7/1/2024	A2	1,943,990
New York — 18.0%	5,000,000	Long Island, NY Power Authority Electric System General Revenue, 5.25% due 12/1/2020	A3	5,046,850
	5,000,000	Metropolitan Transportation Authority (Transportation Rev.), 5% due 11/15/2027	A2	4,523,150
	6,000,000	New York City, NY GOs, 5% due 8/1/2017	Aa3	6,502,800
	8,000,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	Aa2	7,783,680

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2008

State #	Face Amount	Municipal Bonds	Ratings†	Value
New York and New Jersey — 3.9%	$6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Baa1	$5,137,405
North Carolina — 2.7%	4,000,000	North Carolina Eastern Municipal Power Agency Power System Rev., 5.25% due 1/1/2020	Baa1	3,611,360
Ohio — 3.3%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aa2	105,230
	3,890,000	Ohio Water Development Authority (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa	4,251,965
Pennsylvania — 5.5%	3,000,000	Delaware County PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Baa1	2,316,840
	3,435,000	Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), 5.25% due 9/1/2019	A1	3,726,013
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,268,812
South Carolina — 9.6%	2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	Aa2	2,524,700
	1,000,000	South Carolina Public Service Authority Rev., 5% due 1/1/2018	Aa2	1,084,990
	5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aa3	4,093,300
	5,000,000	South Carolina State Public Service Authority, 5.25% due 1/1/2021	Aa2	5,064,250
Texas — 8.0%	2,940,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020	A1	2,949,496
	5,000,000	Dallas - Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	A1	4,126,700
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aa3	2,490,000
	1,000,000	University Texas Permanent University Fund, 5.25% due 7/1/2023	Aaa	1,061,150
Virginia — 1.7%	2,000,000	Virginia GOs, 5% due 6/1/2016	Aaa	2,270,000
Total Municipal Bonds — (Cost $179,884,698) — 125.7%				166,940,693

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2008

State #	Face Amount	Short-Term Holdings	Ratings†	Value
Alabama — 7.6%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039Ø	Aaa	$10,135,300
California — 6.3%	3,550,000	California Educational Facilities Authority Rev. Series S-4 (Stanford University), VRDN, due 11/1/2050	VMIG 1	3,550,000
	3,700,000	California Infrastructure & Economic Development Bank Rev. Series B (J Paul Getty Trust), VRDN, due 4/1/2033	VMIG 1	3,700,000
	1,125,000	California Infrastructure & Economic Development Bank Rev. Series D (J Paul Getty Trust), VRDN, due 4/1/2033	VMIG 1	1,125,000
Connecticut — 3.6%	900,000	Connecticut State Health & Educational Facilities Authority Rev. (Yale University), VRDN, due 7/1/2036	VMIG 1	900,000
	2,875,000	Connecticut State Health & Educational Facilities Authority Rev. Series V-2 (Yale University), VRDN, due 7/1/2036	VMIG 1	2,875,000
	950,000	Connecticut State Health & Education Rev. (Yale University), VRDN, due 7/1/2035	VMIG 1	950,000
Massachusetts — 2.3%	200,000	Massachusetts Health & Educational Facilities Authority Rev. (Wellesley College), VRDN, due 7/1/2039	VMIG 1	200,000
	1,600,000	Massachusetts Health & Educational Facilities Rev. (Howard University), VRDN, due 11/1/2049	VMIG 1	1,600,000
	1,235,000	Massachusetts State Development Finance Agency Rev. (Harvard University), VRDN, due 7/15/2036	VMIG 1	1,235,000
Missouri — 0.5%	700,000	Missouri State Health & Educational Facilities Authority Health Facility Rev. (Washington University), VRDN, due 2/15/2033	VMIG 1	700,000
New York — 5.1%	600,000	New York City, NY GOs, VRDN, due 8/1/2010	VMIG 1	600,000
	400,000	New York City, NY GOs, VRDN, due 8/1/2017	VMIG 1	400,000
	200,000	New York City, NY GOs, VRDN, due 8/15/2018	VMIG 1	200,000
	300,000	New York City, NY GOs, VRDN, due 10/1/2023	VMIG 1	300,000
	405,000	New York City, NY Transitional Finance Authority, VRDN, due 11/1/2022	VMIG 1	405,000
	1,400,000	Tompkins County, NY Industrial Development Agency Rev. Series A-2 (Civic Facility – Cornell University), VRDN, due 7/1/2037	VMIG 1	1,400,000
	3,500,000	Triborough Bridge and Tunnel Authority New York Rev. (MTA Bridges and Tunnels), VRDN, due 1/1/2019	VMIG 1	3,500,000

See footnotes on page 11.

Portfolio of Investments  (continued)
December 31, 2008

State #	Face Amount	Short-Term Holdings	Ratings†	Value
Texas — 3.2%	$4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029Ø	Aaa	$4,198,600
Total Short-Term Holdings — (Cost $37,255,530) — 28.6%				37,973,900
Total Investments (Cost $217,140,228) — 154.3%				204,914,593
Other Assets Less Liabilities — 2.2%				2,895,058
Preferred Shares Subject to Mandatory Redemption — (56.5)%				(75,000,000)
Net Assets — 100.0%				$132,809,651

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

Ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Ratings Services (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA. Ratings have not been audited by Deloitte & Touche LLP.

††	Escrowed-to-maturity security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2008

Assets:
Investments, at value:
Long-term holdings (cost $179,884,698)	$166,940,693
Short-term holdings (cost $37,255,530)	37,973,900
Total investments (cost $217,140,228)	204,914,593
Cash	211
Restricted cash	21,500
Interest receivable	3,048,310
Expenses prepaid to stockholder service agent	5,016
Other	24,385
Total Assets	208,014,015

Liabilities:
Management fees payable	94,867
Accrued expenses and other	109,497
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,204,364
Net Assets	$132,809,651

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,286,119	$132,861
Additional paid-in capital	144,052,839
Undistributed net investment income (Note 8)	1,287,830
Accumulated net realized loss (Note 8)	(438,244)
Net unrealized depreciation on investments	(12,225,635)
Net Assets	$132,809,651

Net Asset Value Per Share (Market Value $9.15)	$10.00

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2008

Investment Income:
Interest	$9,997,268

Expenses:
Dividends on Preferred shares subject to mandatory redemption	2,612,534
Management fees	1,197,764
Preferred stock remarketing and rating agent fees	225,086
Stockholder account services	205,278
Auditing and legal fees	193,635
Custody and related services	56,911
Stockholder reports and communications	47,718
Stockholders’ meeting	35,904
Exchange listing fees	23,750
Directors’ fees and expenses	17,987
Miscellaneous	28,705
Total Expenses	4,645,272
Net Investment Income	5,351,996

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments	(111,188)
Net change in unrealized appreciation of investments	(17,235,103)
Net Loss on Investments	(17,346,291)
Decrease in Net Assets from Operations	$(11,994,295)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2008	2007
Operations:
Net investment income	$5,351,996	$5,853,035
Net realized gain (loss) on investments	(111,188)	228,083
Net change in unrealized appreciation of investments	(17,235,103)	(2,495,819)
Increase (decrease) in Net Assets from Operations	(11,994,295)	3,585,299

Distributions to Common Stockholders:
Net investment income (per share: $0.432 and $0.454)	(5,736,208)	(6,027,273)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (21,204 and 23,350 shares)	201,636	234,627
Cost of shares purchased for dividend investment plan (13,100 and 23,700 shares)	(128,749)	(240,297)
Increase (decrease) in Net Assets from Capital Share Transactions	72,887	(5,670)
Decrease in Net Assets	(17,657,616)	(2,447,644)

Net Assets:
Beginning of year	150,467,267	152,914,911
End of Year (including undistributed net investment income of $1,287,830 and $958,714, respectively)	$132,809,651	$150,467,267

See Notes to Financial Statements.

Statement of Cash Flows
For the Year Ended December 31, 2008

Cash Flows from Operating Activities:
Net decrease in Net Assets from Operations	$(11,994,295)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(5,234,549)
Proceeds from sales of long-term investment securities	8,355,391
Net purchase of short-term investment securities	(4,171,486)
Increase in interest receivable	(87,699)
Decrease in other assets	659
Increase in management fees payable, accrued expenses and other	29,477
Net change in unrealized appreciation of investments	17,235,103
Net realized loss on investments	111,188
Net amortization of premiums and discounts on investments	405,981
Net Cash Provided by Operating Activities	4,649,770
Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(5,534,572)
Payment for shares of Common Stock purchased	(128,749)
Net Cash Used in Financing Activities	(5,663,321)
Net decrease in cash	(1,013,551)
Cash balance at beginning of year	1,013,762
Cash Balance at End of Year	$211

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consist of shares issued in payment of dividend distributions of $201,636.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman Select Municipal Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. (Note 10)

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by RiverSource Investments, LLC (“RiverSource“ or the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Fund’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments, interest rates, prepayment speeds, credit risk, etc.); and Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining fair value) (Note 3). Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk, and market risk. To the extent that the Fund concentrates its investments in municipal securities issued by a single state and its municipalities, specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. For insured bonds, credit risk includes the risk that the issuer and the insurer would be unable to make, or timely make, interest and principal payments.

b.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

c.	Fair Value of Preferred Shares Subject to Mandatory Redemption — The carrying amount reported for preferred shares subject to mandatory redemption is the redemption value at December 31, 2008. Preferred shares can be redeemed by the Fund at any time at redemption value without penalty; therefore, the carrying amount approximates fair value.

Notes to Financial Statements

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At December 31, 2008, the interest rates earned on these notes ranged from 0.70% to 2.00%.

e.	Distributions to Shareholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend dates.

f.	Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109,” requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2005–2008 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2008.

3.	Fair Value Measurements — A summary of the value of the Fund’s investments as of December 31, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 — Quoted Prices in Active Markets for Identical Investments	$—
Level 2 — Other Significant Observable Inputs	204,914,593
Level 3 — Significant Unobservable Inputs	—
Total	$204,914,593

4.	Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2008, 13,100 shares were purchased in the open market at a cost of $128,749, which represented a weighted average discount of 11.62% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding. A total of 21,204 shares were issued to Plan participants during the year for proceeds of $201,636, a weighted average discount of 11.03% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2008.

Notes to Financial Statements

5.	Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At December 31, 2008, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $277,080, respectively, for each series. (Note 10)

Dividends on each series of Preferred Stock are cumulative at a rate reset generally every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share. If the preferred shares are unable to be remarketed on a remarketing date, the Fund would be required to pay a maximum dividend rate to holders of such shares for successive seven-day periods until such time as the shares are successfully remarketed. The maximum dividend rate is equal to 110% of the sixty-day commercial paper rate increasing to 125% of such rate after an initial seven-day period, and until the next successful remarketing. Since February 2008, preferred shares of the Fund have not been successfully remarketed.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statements of Changes in Net Assets and in the Financial Highlights. The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

6.	Management Services and Other Related-Party Transactions —

a.	Management and Administrative Services — On November 7, 2008, RiverSource, investment manager to the RiverSource complex of funds, and a wholly owned subsidiary of Ameriprise Financial, Inc., (“Ameriprise”) completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“JWS”). As a result of the Acquisition, RiverSource became the new investment manager of the Fund pursuant to an interim management services agreement, which was terminated after the new Investment Management Services Agreement was approved by stockholders on December 18, 2008 at a special meeting of stockholders of the Fund.

The Manager receives a fee (and, prior to November 7, 2008, JWS received a fee) calculated daily and payable monthly, equal to 0.55% per annum of the Fund’s average daily net assets plus the value of assets attributable to the Fund’s preferred stock. For the year ended December 31, 2008, RiverSource received $170,026 of such fee and the balance was paid to JWS.

Under an Administrative Services Agreement, effective November 7, 2008, Ameriprise administers certain aspects of the Fund’s business and other affairs at no cost. Ameriprise provides the Fund with office space, and certain administrative and other services and executive and other personnel as are necessary for Fund operations. Ameriprise pays all of the compensation of Board members of the Fund who are employees or consultants of RiverSource and of the officers and other personnel of the

Notes to Financial Statements

Fund. Ameriprise reserves the right to seek Board approval to increase the fees payable by the Fund under the Administrative Services Agreement. However, Ameriprise anticipates that any such increase in fees would be offset by corresponding decreases in advisory fees under the Investment Management Services Agreement. If an increase in fees under the Administrative Services Agreement would not be offset by corresponding decreases in advisory fees, the Fund will inform shareholders prior to the effectiveness of such increase. Prior to November 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

b.	Transfer Agent and Stockholder Services — For the year ended December 31, 2008, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $205,278 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranty”). The lease and the related Guaranty expire in January 2019. The obligation of the Fund to pay any amount due under the Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2008, the Fund’s potential obligation under the Guaranty is $101,800. As of December 31, 2008, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranty. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

The Fund’s Board has approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp., effective on or about May 9, 2009. RSC is an affiliate of RiverSource. The fees and expenses expected to be charged to the Fund by RSC are generally lower than the fees and expenses charged by Seligman Data Corp. Nevertheless, as a result of the termination of the relationship with Seligman Data Corp., the Fund will incur certain non-recurring charges, including charges relating to Seligman Data Corp.’s leases, that would in the aggregate approximate 0.16% of the Fund’s net assets as of January 23, 2009 (the “Non-Recurring Charges”). These Non-Recurring Charges will be incurred over a period of several months beginning January 28, 2009. Fund shareholders would bear their proportionate share of the Fund’s expenses, including the Non-Recurring Charges. If the Fund Acquisition (see Note 10) is consummated, stockholders of the Fund will not bear the Non-Recurring Charges more than once.

c.	Directors’ Fees and Expenses — Directors’ fees and expenses includes the compensation of Board members who are not employees of RiverSource and the Fund’s proportionate share of certain expenses of a company providing limited administrative services to the Fund and the other Seligman and RiverSource Funds. These expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman and RiverSource Groups of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2008, of $3,064

Notes to Financial Statements

is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Certain officers and directors of the Fund are officers or directors of the Manager, Ameriprise, RSC and/or Seligman Data Corp.

7.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2008, amounted to $5,234,549 and $8,355,391, respectively.

8.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2008, the cost of investments for federal income tax purposes was $215,852,398. The tax basis cost was less than the cost for financial reporting purposes primarily due to the amortization of market discount for financial reporting purposes of $1,290,894.

At December 31, 2008, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$3,773,317
Gross unrealized depreciation of portfolio securities	(14,711,122)
Net unrealized depreciation	(10,937,805)
Capital loss carryforwards	(438,244)
Total accumulated losses	$(11,376,049)

At December 31, 2008, the Fund had capital loss carryforwards for federal income tax purposes of $438,244, which are available for offset against future taxable net capital gains, with $343,542 expiring in 2011 and $94,702 expiring in 2016. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforwards before they expire.

The tax characterization of distributions paid to Stockholders was as follows:

	Year Ended December 31,
	2008	2007
Tax-exempt income	$7,618,928	$8,510,869
Ordinary income	729,814	469,150
Total	$8,348,742	$8,980,019

Notes to Financial Statements

9.	Other Matters — In late 2003, JWS conducted an extensive internal review concerning mutual fund trading practices. JWS’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies then managed by JWS (the “Seligman Funds”); this arrangement was in the process of being closed down by JWS before September 2003. JWS identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, JWS, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. JWS also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against JWS and the Distributor relating to frequent trading in the Seligman Funds. JWS responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that JWS had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against JWS, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by JWS is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by JWS to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by JWS and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of JWS, RiverSource and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies, including those funds in the RiverSource complex.

Neither JWS nor RiverSource believes that the foregoing legal action or other possible actions will have a material adverse impact on JWS, RiverSource or their current and former clients, including the Seligman Funds and other investment companies managed by RiverSource; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Subsequent Events — On February 5, 2009, the Fund’s stockholders approved the Agreement and Plan of Merger and Liquidation (the “Plan”), the merger and the other transactions contemplated by the Plan, including the acquisition of the Fund by National Municipal Class (“National Fund”), a series of Seligman Municipal Fund Series, Inc. (the “Fund Acquisition”).

The Fund Acquisition is expected to be completed at the close of business on or about March 27, 2009 (the “Closing Date”). As consideration for their shares, holders of the Fund’s common stock will receive Class A shares of National Fund with a value equal to the net asset value of their shares of the Fund on the Closing Date. Outstanding shares of the Fund’s preferred stock will be redeemed on or about March 12, 2009, and shares of the Fund’s common stock will cease to be traded on the New York Stock Exchange prior to the opening of trading on or about March 23, 2009.

Redemptions and exchanges of Class A shares of National Fund issued pursuant to the Fund Acquisition will be subject to a redemption fee of 2% for a period of one year following the closing of the Fund Acquisition.

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding during the year.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the year, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the year. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares.

	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.33	$11.52	$11.55	$11.80	$12.13
Income (Loss) from Investment Operations:
Net investment income	0.40	0.44	0.48	0.55	0.66
Net realized and unrealized loss on investments	(1.30)	(0.18)	(0.03)	(0.19)	(0.30)
Total from Investment Operations	(0.90)	0.26	0.45	0.36	0.36
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.43)	(0.45)	(0.48)	(0.61)	(0.69)
Total Distributions to Common Stockholders	(0.43)	(0.45)	(0.48)	(0.61)	(0.69)
Net Asset Value, End of Year	$10.00	$11.33	$11.52	$11.55	$11.80
Market Value, End of Year	$9.15	$9.84	$10.14	$9.99	$10.35

Financial Highlights (continued)

	Year Ended December 31,
	2008	2007	2006	2005	2004
Total Investment Return:
Based on market value	(2.69)%	1.54%	6.58%	2.40%	(0.27)%
Based on net asset value	(7.64)%	2.87%	4.73%	3.84%	3.77%

Ratios/Supplemental Data:
Ratio of expenses to average net assets	3.25%	3.22%	3.06%	2.46%	1.91%
Ratio of net investment income to average net assets	3.75%	3.89%	4.19%	4.70%	5.52%
Portfolio turnover rate	2.74%	10.13%	0.44%	28.79%	3.51%
Net Assets, End of Year (000s omitted)	$132,810	$150,467	$152,915	$153,350	$156,662

See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Stockholders of
Seligman Select Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2009

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

Background

On July 7, 2008, RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), entered into a stock purchase agreement with the stockholders of J. & W. Seligman & Co. Incorporated (“Seligman”) under which RiverSource would acquire all of the outstanding capital stock of Seligman (the “Transaction”). The consummation of the Transaction results in the automatic termination of the Fund’s management agreement with Seligman (the “Seligman Management Agreement”). In anticipation of the termination of the Seligman Management Agreement, at a meeting held on July 17, 2008, the directors of the Fund then serving unanimously approved an investment management agreement with RiverSource (the “Proposed Advisory Agreement”). The Transaction closed on November 7, 2008 and upon the closing RiverSource became the investment advisor to the Fund pursuant to an interim management services agreement, which was terminated after the Proposed Advisory Agreement was approved by stockholders on December 18, 2008 at the special meeting of stockholders of the Fund.

Board Considerations

The directors of the Fund unanimously approved the Proposed Advisory Agreement and the interim management services agreement with RiverSource at a meeting held on July 17, 2008.

Prior to their approval of the Proposed Advisory Agreement, the directors requested and evaluated extensive materials from, and were provided materials and information about the Transaction by, Seligman, RiverSource and Ameriprise. The directors reviewed the adoption of the Proposed Advisory Agreement with RiverSource and with experienced counsel who advised on the legal standards for their consideration. The independent directors discussed the proposed approval with counsel in private sessions.

At their meetings held on June 12, 2008 and July 17, 2008, the directors discussed the Transaction and RiverSource’s plans and intentions regarding the Fund with representatives of Ameriprise, RiverSource and Seligman.

The directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of RiverSource to advise the Fund, and the overall arrangements between the Fund and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Fund and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource and its parent, Ameriprise;

(ii)	RiverSource’s capabilities with respect to compliance and its regulatory history;

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

(iii)	an assessment of RiverSource’s compliance system by the Fund’s Chief Compliance Officer;

(iv)	that RiverSource and Ameriprise assured the directors that following the Transaction there will not be any diminution in the nature, quality and extent of services provided to the Fund or its stockholders;

(v)	that within the past year the directors had performed a full annual review of the Seligman Management Agreement as required by the Investment Company Act of 1940 (“1940 Act”) and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the Fund’s management fee and expense ratio were satisfactory;

(vi)	the potential benefits of the combination of RiverSource and Seligman to the Fund, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Fund; and the potential for realization of economies of scale over time since the Fund will be part of a much larger fund complex;

(vii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the Proposed Advisory Agreement, but will remain the same;

(viii)	that RiverSource, and not the Fund, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the RiverSource and Ameriprise personnel that would provide advisory and administrative services to the Fund;

(x)	the terms and conditions of the Proposed Advisory Agreement, including their review of differences from the Seligman Management Agreement; and

(xi)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” (as defined in the 1940 Act) on the Fund.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided by RiverSource under the Proposed Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations of the Fund. The directors considered the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it. The directors considered RiverSource’s compliance program and compliance records. The directors considered the presentations provided on the quality of the investment research capabilities of RiverSource and the other resources it has indicated that it would dedicate to performing services for the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and considered that the team was not expected to change following the Transaction since the two portfolio managers for the Fund had entered into employment agreements with

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

RiverSource. The directors considered RiverSource’s discussion regarding the selection of brokers and dealers for portfolio transactions of the Fund. As administrative services (provided under the Seligman Management Agreement) would be provided to the Fund by Ameriprise at no additional cost rather than pursuant to the Proposed Advisory Agreement, the directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s role in coordinating the activities of the Fund’s other service providers. The directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting certain administrative services provided by Seligman for the Fund to State Street Bank and Trust Company for the foreseeable future. The directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Fund under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability to RiverSource

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement the directors considered, among other things, the projected pre-tax profitability of RiverSource’s proposed relationship with the Fund and discussed the assumptions of RiverSource and the limitations on the information provided. The directors noted that RiverSource had undertaken to provide detailed profitability information in connection with future contract continuances. The directors considered RiverSource’s financial condition based on historical information provided by RiverSource.

The directors noted that the proposed fee was the same as the fee paid by the Fund pursuant to the Seligman Management Agreement. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing projected profitability information, the directors considered the effect of fall-out benefits on expenses. The directors concluded that they were satisfied that RiverSource’s level of projected profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors noted that RiverSource may derive reputational and other benefits from its association with the Fund. There were no soft-dollar arrangements or affiliated brokerage payments in the Fund’s last fiscal year and the period from the end of such period to July 17, 2008.

Investment Results

The directors receive and review detailed performance information on the Fund and the trading price of its common stock compared to net asset value at each regular Board meeting during the year in addition to the information received for the meeting regarding the approval of the Proposed Advisory Agreement. The directors noted that the Fund’s current portfolio management team would advise the Fund after the Transaction. The directors noted that RiverSource does not have experience managing closed-end funds such as the Fund, and discussed with RiverSource its sensitivity to the fact that the market return of common stockholders of the Fund is affected by the relationship

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

of the Fund’s trading price to the net asset value of the Fund’s common stock, as well as investment performance.

At the meeting, the directors reviewed the Fund’s performance information for periods covering the first six months of 2008, the preceding seven calendar years and annualized one-, three-, five-, and ten-year rolling periods ending June 30, 2008. The directors reviewed information comparing the Fund to the Lipper Insured Municipal Debt Funds Average (Leveraged) and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) and a group of competitor funds selected by Seligman. The directors reviewed information about portfolio turnover rates of the Fund compared to other investment companies with similar investment objectives.

The directors noted that the Fund’s results had shown recent improvement and were above its competitor and Lipper benchmarks for 2007 and the first six months of 2008. The directors also noted that the Fund ranked above the Lipper median for the one- and three-year periods presented. The directors also noted however that the Fund’s results were generally below its benchmarks by varying degrees for the other periods shown, although they had from time to time exceeded certain benchmarks. Seligman explained that the decision to defensively position the Corporation’s portfolio in anticipation of rising interest rates contributed to the Fund’s recent improvement in performance, although it was noted that such position had hurt the Fund’s performance in the past. Taking into account these comparisons, the other factors considered, the recent improvement in relative investment performance and Seligman’s presentation, the directors concluded that the Fund’s investment results were satisfactory. The directors recognized that it is not possible to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Management Fees and Other Expenses

The directors considered the proposed advisory fee rate to be paid by the Fund to RiverSource, which is the same as the management fee rate paid by the Fund to Seligman under the Seligman Management Agreement. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. Although RiverSource does not manage a comparable fund to the Fund, the directors noted that it manages general municipal bond funds and the fee rate charged by RiverSource for those funds is lower than the current fee rate paid by the Fund. The directors noted that the fees for leveraged closed-end funds are often higher than those for a similar open-end fund, such as those managed by RiverSource. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Corporation’s proposed fee rate to a subset of funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) category having average net assets in a range that more closely corresponded to the net assets of the Fund (the “peer group”). They noted that the Fund’s fee rate was slightly below the median and average fee rates of the peer group. In considering the fee rate, the directors noted that the Fund’s current management fee rate includes administrative services

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

provided by Seligman whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Fund initially without a fee. The directors further considered that the administrative fee, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at this time, it did not have an intention to seek such an increase, and that any such fee would require board approval. The directors noted RiverSource’s and Ameriprise’s covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act.

The directors considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within the peer group and noted that overall Fund expenses were not expected to be adversely affected as a result of the Transaction. They noted that the Fund’s expense ratio was higher than the median and the average for the peer group, which Seligman attributed in part to the Fund’s small relative size compared to most of its peers as well as the fact that a number of its competitors received expense reimbursements for the period presented whereas the Fund did not. The directors concluded that the expense ratio was acceptable in light of the factors considered.

In considering the expenses of the Fund, the directors noted that the Fund has elected to have certain stockholder services provided at cost by Seligman Data Corporation (“SDC”), a company owned by certain other investment companies in the Seligman Group of Funds that provides stockholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds. The directors believe that the arrangement with SDC has provided the Fund and its stockholders with a consistently high level of service. They noted that RiverSource had indicated that no changes to the arrangements with SDC were being proposed at this time by RiverSource.

Economies of Scale

The directors noted that, although the management fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels, the Fund is a closed-end fund and was not expected to have meaningful asset growth as a result. In such circumstances the directors of the Corporation did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations.

The directors recognized that the Fund may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Interim Management Services Agreement

The directors also considered the proposed interim management services agreement that the Fund entered because the Proposed Advisory Agreement for the Fund was not approved by stockholders prior to the time that the Transaction was consummated. The directors discussed the considerations regarding this approval pursuant to Rule 15a-4 under the 1940 Act with counsel. The directors noted that the form of proposed interim agreement was the same as the form of the Proposed

Matters Relating to the Directors’
Consideration of the Approval of the
Investment Management Services
Agreement

Advisory Agreement, except that it explicitly provided for certain matters required by Rule 15a-4, including that the compensation payable thereunder is no greater than what the adviser would have received under the Seligman Management Agreement, that the Fund’s board (including a majority of the disinterested directors) voted in person to approve the proposed interim agreement before the previous contract was terminated, that the proposed interim agreement provides that a majority of the board or of the Fund’s outstanding voting securities may terminate it at any time with no penalty on not more than ten calendar days’ written notice to RiverSource and that the interim management services agreement requires that (A) the compensation earned under the agreement be held in an interest-bearing escrow account with the Fund’s custodian or a bank, and (B) if the Fund’s stockholders approve the Proposed Advisory Agreement with RiverSource by the end of the 150-day period, the compensation (plus interest) will be paid to RiverSource; otherwise, RiverSource would be paid only its costs incurred (plus interest) or the amount in the account (including interest), whichever is less.

The directors considered the differences between the Proposed Advisory Agreement and proposed interim agreement and noted that the only differences between such agreements were the provisions required by Rule 15a-4 and other differences that are immaterial. They also noted that a condition to reliance on Rule 15a-4 was that the Fund satisfies the “fund governance standards” under the Rule 0-1(a)(7) under the 1940 Act. After noting that the standards for approval of the proposed interim agreement were identical as those for the Proposed Advisory Agreement, but for the special findings required by Rule 15a-4, the directors determined to approve, and recommend to the Board for its approval, the proposed interim agreement in respect of the Fund as well as the findings required by Rule 15a-4.

Proxy Results

Stockholders of Seligman Select Municipal Fund voted on the following proposals at the Annual Meeting of Stockholders held on July 8, 2008. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect four Directors to hold office until the 2011 Annual Meeting of Stockholders.

	In Favor of Election	Withhold Authority to Vote
Maureen Fonseca	11,186,592	866,795
Betsy S. Michel	743	2
James N. Whitson†	743	2
Brian T. Zino	11,212,162	841,226

Proposal 2

To consider a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund.

For Ratification	Against Ratification	Abstain
11,360,610	593,839	98,939

†	Voted by Preferred Stockholders only.

A Special Meeting of Stockholders of Seligman Select Municipal Fund, Inc. was held on December 18, 2008. Stockholders voted in favor of two proposals at the meeting. The description of each proposal and number of shares voted are as follows:

Proposal 1

To consider and vote upon the proposed Investment Management Services Agreement with RiverSource Investments, LLC:

For	Against	Abstain
8,050,721	404,398	178,814

Proposal 2

To elect ten directors to the Board:

to hold office until the 2009 Annual Meeting of Stockholders:

	For	Withheld
Kathleen Blatz	11,767,675	433,407
Pamela G. Carlton	11,769,650	431,432
Alison Taunton-Rigby	11,764,471	436,611
William F. Truscott	11,759,075	442,007

to hold office until the 2010 Annual Meeting of Stockholders:

Arne H. Carlson	11,766,269	434,813
Anne P. Jones	11,752,769	448,313

Proxy Results  (continued)

to hold office until the 2011 Annual Meeting of Stockholders:

	For	Withheld
Patricia M. Flynn	11,766,615	434,467
Jeffrey Laikind	11,750,965	450,117
Stephen R. Lewis, Jr.*	744	0
Catherine James Paglia*	744	0

The Special Meeting of Stockholders was reconvened on February 5, 2009, at which Stockholders voted in favor of the following proposal:

Proposal 1

To consider and vote upon a proposal to approve the Agreement and Plan of Merger and Liquidation, the merger and the other transactions contemplated by the Plan:

For	Against	Abstain
8,857,886	338,848	162,704

*
All nominees other than Mr. Lewis and Ms. Paglia were elected by the holders of the Corporation’s Common Stock and Preferred Stock, voting together as a single class. Mr. Lewis and Ms. Paglia were nominated for election by the holders of Preferred Stock, voting as a separate class. Mr. Lewis and Ms. Paglia are each designated as a Preferred Director. Each other Director is designated as a Common and Preferred Director.

Frequently Asked Questions
Regarding the Acquisition of
Seligman Select Municipal Fund

What are the similarities between the Funds?

The investment objectives of Seligman Select Municipal Fund and Seligman National Municipal Fund are very similar, although worded slightly differently:

Seligman Select Municipal Fund’s investment objective is to provide stockholders with a high level of current income exempt from federal income taxes consistent with the preservation of capital and with consideration given to opportunities of capital gain.

Seligman National Municipal Fund’s investment objective is to seek to maximize income exempt from federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

The investment portfolios of Seligman Select Municipal Fund and Seligman National Municipal Fund are managed very similarly by the same portfolio managers and investment team. The portfolio compositions of both Funds are very similar in terms of quality.

What are the differences between the Funds?

Seligman Select Municipal Fund is a leveraged closed-end fund and Seligman National Municipal Fund is an open-end fund that does not utilize leverage. The leverage provided by the outstanding Preferred Stock of Seligman Select Municipal Fund may provide benefits to Common stockholders that are not available to shareholders of Seligman National Municipal Fund. As a closed-end fund, shares of Seligman Select Municipal Fund’s Common Stock generally trade in the market at market prices other than net asset value (NAV). Shares of Seligman National Municipal Fund are generally redeemable at NAV, and will therefore worth less than shares that may be sold in the open market at a premium, but more than shares that may be sold at a discount. Shares of Seligman Select Municipal Fund have historically traded at a discount to NAV.

Shares of Seligman National Municipal Fund will be subject to the temporary 2% fee imposed on redemptions within one year of the closing of the acquisition by former stockholders of Seligman Select Municipal Fund.

What are the benefits of the acquisition?

Stockholders of Seligman Select Municipal Fund will exchange their shares of Common Stock at NAV for Class A shares of Seligman National Municipal Fund, thereby eliminating the discount between Seligman Select Municipal Fund’s recent market trading prices and its NAV per share, though shares will be subject to the temporary 2% fee imposed on redemptions within one year of the closing of the acquisition.

Will the acquisition result in a taxable event for stockholders?

For Federal income tax purposes, no gain or loss will be recognized by the stockholders of Seligman Select Municipal Fund as a result of the acquisition. It is expected that any net capital gains realized by Seligman Select Municipal Fund from the sale of portfolio securities prior to the acquisition will be distributed shortly before the completion of the acquisition. If you sell your shares of Seligman Select Municipal Fund prior to the acquisition date, you may realize a gain or loss on your sale.

Dividend Investment Plan

The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such Stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended December 31, 2008, the Fund purchased 13,100 shares in the open market for dividend and gain investment purposes.

(continued on page 35.)

Dividend Investment Plan

Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and held for the account of beneficial owners who are participating in such Plan by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the accounts, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended December 31, 2008.

Directors and Officers

Stockholders elect a Board of Directors that oversees the Fund’s operations. In connection with the acquisition of the Fund’s prior investment manager, J. & W. Seligman & Co. Incorporated, by RiverSource Investments, LLC, stockholders of the Fund voted at a Special Meeting of Stockholders held on December 18, 2008 to elect 10 members to the Fund’s Board. Messrs. Maher and Richie served on the Fund’s Board prior to the acquisition and will continue to do so.

Each member of the Board oversees 163 portfolios in the fund complex managed by RiverSource Investments, which includes 59 Seligman Funds and 104 RiverSource Funds. The address of each Director is 901 S. Marquette Ave., Minneapolis, MN 55402.

Independent Directors

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Kathleen Blatz (54)[1,2,6,7] • Director: From December 18, 2008	Attorney. Formerly, Chief Justice, Minnesota Supreme Court, 1998–2006.
Arne H. Carlson (74)[1,2,3,5,6] • Director: From December 18, 2008	Formerly, Chairman, RiverSource Funds, 1999–2006; Governor of Minnesota.
Pamela G. Carlton (54)[4,6,7] • Director: From December 18, 2008	President, Springboard — Partners in Cross Cultural Leadership (consulting company).
Patricia M. Flynn (58)[1,3,6] • Director: From December 18, 2008	Trustee Professor of Economics and Management, Bentley College. Formerly, Dean, McCallum Graduate School of Business, Bentley College.
Anne P. Jones (73)[1,2,6,7] • Director: From December 18, 2008	Attorney and Consultant.
Jeffrey Laikind, CFA (73)[4,6,7] • Director: From December 18, 2008	Director, American Progressive Insurance. Formerly, Managing Director, Shikiar Asset Management.
Stephen R. Lewis, Jr. (69)[1,2,3,4,6] • Director and Chairman of the Board: From December 18, 2008	President Emeritus and Professor of Economics, Carleton College; Director, Valmont Industries, Inc. (manufactures irrigation systems).
John F. Maher (64)[4,6,7] • Director: December 2006 to Date
Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank).

See footnotes on page 37.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Catherine James Paglia (56)[2,3,4,5,6] • Director: From December 18, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company).
Leroy C. Richie (66)[3,4,6] • Director: 2000 to Date
Counsel, Lewis & Munday, P.C. (law firm); Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation; Director, OGE Energy Corp. (energy and energy services provider). Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.

Alison Taunton-Rigby (64)[3,4,5,6] • Director: From December 18, 2008
Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); Director, Idera Pharmaceutical, Inc. (biotechnology); Healthways, Inc. (health management programs). Formerly, President, Forester Biotech.

Interested Director*
William F. Truscott (48)*[6] • Director and Vice President: From December 18, 2008
President — US Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. and President, Chairman of the Board, and Chief Investment Officer, RiverSource Investments, LLC; Director, President and Chief Executive Officer, Ameriprise Certificate Company; and Chairman of the Board, Chief Executive Officer, and President, RiverSource Distributors, Inc. Formerly, Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc.; and Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001–2005.

*
Mr. Truscott is considered an “interested person” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of his position with Ameriprise Financial, Inc. and its affiliates.

Member:	1 Board Governance Committee 2 Compliance Committee 3 Contracts Committee 4 Distribution Committee 5 Executive Committee 6 Investment Review Committee 7 Joint Audit Committee

Directors and Officers

Fund Officers

The Board appoints officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Director and Vice President of the Fund, the Fund’s other officers are:

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Patrick T. Bannigan (43) • President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC; Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. Formerly, Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004–2006; President, Touchstone Investments, 2002–2004.

Michelle M. Keeley (44) • Vice President: From November 7, 2008 • 172 Ameriprise Financial Center Minneapolis, MN 55474
Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC; Vice President — Investments, Ameriprise Certificate Company. Formerly, Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002–2006 and RiverSource Investments, LLC, 2004–2006.

Amy K. Johnson (43) • Vice President: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC. Formerly, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004–2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001–2004.

Scott R. Plummer (49) • Vice President, General Counsel and Secretary: From November 7, 2008 • 5228 Ameriprise Financial Center Minneapolis, MN 55474
Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc.; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC; Vice President, General Counsel, and Secretary, Ameriprise Certificate Company. Formerly, Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004–2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002–2004.

Lawrence P. Vogel (52) • Treasurer: 2000 to Date • 100 Park Avenue New York, NY 10017
Treasurer of each of the investment companies of the Seligman Group of Funds since 2000; and Treasurer, Seligman Data Corp. since 2000. Formerly, Senior Vice President, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 1992–2008.

Directors and Officers

Fund Officers (continued)

Name, (Age), Position(s) held with Fund, Address	Principal Occupation(s) During Past Five Years
Eleanor T.M. Hoagland (56) • Chief Compliance Officer: 2004 to Date • Money Laundering Prevention Officer and Identity Theft Prevention Officer: From November 7, 2008 • 100 Park Avenue New York, NY 10017
Chief Compliance Officer, RiverSource Investments, LLC (J. & W. Seligman & Co. Incorporated prior to November 7, 2008), of each of the investment companies of the Seligman Group of Funds since 2004; Money Laundering Prevention Officer and Identity Theft Prevention Officer, RiverSource Investments, LLC for each of the investment companies of the Seligman Group of Funds since November 7, 2008. Formerly, Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the investment companies of the Seligman Group of Funds, 2004–2008.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make stockholder inquiries.

Additional Fund Information

Manager
From November 7, 2008
RiverSource Investments, LLC
200 Ameriprise Financial Center
Minneapolis, MN 55474

Until November 6, 2008
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017
Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail inquiries to: P.O. Box 9759 Providence, RI 02940-9759
Important Telephone Numbers
(800) 874-1092 Stockholder Services
(800) 445-1777 Retirement Plan Services
(212) 682-7600 Outside the United States
(800) 622-4597 24-Hour Automated Telephone Access Service

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

As required, the Fund has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund includes the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Forms N-CSR and N-Q filed with the Securities and Exchange Commission.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report.

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Seligman Select Municipal Fund, Inc.

Distributed by RiverSource Fund Distributors, Inc.

CESEL2 12/08

ITEM 2.

CODE OF ETHICS.
As of December 31, 2008, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers. The registrant adopted a Code of Ethics on November 13, 2008, which is attached as an exhibit to this Form N-CSR. The new code of ethics is substantially the same as the prior code of ethics.

ITEM 3.

AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$35,800	$30,283
Audit-Related Fees	37,570	7,465
Tax Fees	2,750	2,650
All Other Fees	–	–

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include the performance of certain agreed-upon procedures with respect to the registrant’s preferred stock. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	$94,330	$92,940
Tax Fees	8,500	9,000
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $143,150 and $112,055, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Kathleen Blatz	Jeffrey Laikind
Pamela G. Carlton	John F. Maher
Anne P. Jones

ITEM 6.	INVESTMENTS.

(a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General Guidelines, Policies and Procedures

The funds uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Information pertaining to the Co-Portfolio Managers of Seligman Select Municipal Fund, Inc., as of March 9, 2009, is set forth below.

Thomas G. Moles (66) • Portfolio Manager: 1991 to 2002 • Co-Portfolio Manager: 2003 to Date

In addition to his position with the registrant, Mr. Moles is a Co-Portfolio Manager of Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series (each an open-end investment company). Mr. Moles joined Seligman in 1983 and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

Eileen A. Comerford (50) • Co-Portfolio Manager: 2003 to Date

In addition to her position with the registrant, Ms. Comerford is a Co-Portfolio Manager of Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series. Ms. Comerford joined Seligman in 1980 and joined RiverSource Investments in November 2008 when RiverSource Investments acquired Seligman.

For purposes of this discussion, each of the registrant’s Co-Portfolio Managers is referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For the purpose of this table, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Moles	19 Registered Investment Companies with approximately $786.7 million in total assets under management.	0 Pooled Investment Vehicles.	6 Other Accounts with approximately $29.2 Million in total assets under management.

Eileen A. Comerford	19 Registered Investment Companies with approximately $786.7 million in total assets under management.	0 Pooled Investment Vehicles.	4 Other Accounts with approximately $29.1 Million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2008, as compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus determined by Seligman, the predecessor investment manager. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2008, Seligman (the Funds' predecessor investment manager) periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in the Funds' prospectus) and Lipper averages for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

For the year ended December 31, 2008, as compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus determined by Seligman, the predecessor investment manager. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

For 2009, as determined by RiverSource Investments, portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.

by tracking the target weight for each holding and establishing the required shares to reach those targets.

Securities Ownership. As of December 31, 2008, Mr. Moles owned between $1 and $10,000 of the shares of the registrant, and Ms. Comerford owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
7-01-08 to 7-31-08	2,400	$9.60	2,400	N/A
8-01-08 to 8-31-08	-	-	-	N/A
9-01-08 to 9-30-08	-	-	-	N/A
10-01-08 to 10-31-08	-	-	-	N/A
11-01-08 to 11-30-08	-	-	-	N/A
12-01-08 to 12-31-08	-	-	-	N/A

(1)	As announced on February 15, 1990, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Effective November 7, 2008, the duties of the Nominating Committee of the Board of Directors of the registrant have been assumed by the Board Governance Committee of the Board. The Board Governance Committee would recommend to the Board the size, structure and composition of the Board and its committees. This committee would also review candidates for Board membership including candidates recommended by stockholders.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ PATRICK T. BANNIGAN
Patrick T. Bannigan
President and Chief Executive Officer

Date:	March 9, 2009

By:
/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Treasurer and Chief Financial Officer

Date:	March 9, 2009

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.

EXHIBIT ITEM 12(a)(1)

CODE OF ETHICS

FOR

PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

PURPOSE OF THE CODE; COVERED OFFICERS

This code of ethics (the "Code") for the RiverSource Funds (collectively, the "Funds," and each a "Fund")1 applies to the Funds' Principal Executive Officer and Principal Financial Officer (the "Covered Officers," each of whom is identified in Exhibit A) for the purpose of promoting, in connection with his or her duties:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

full, fair, accurate, timely, and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Funds;

•	compliance with laws and governmental rules and regulations applicable to the conduct of the Funds' business and their financial reporting;

•	the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•	accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

COVERED OFFICERS SHOULD HANDLE ETHICALLY ACTUAL AND APPARENT CONFLICTS OF INTEREST

A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his or her service to, the Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his or her position with the Funds.

Certain conflicts of interest arise out of the relationships between Covered Officers and the Funds and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions, such as the purchase or sale of securities or other property, with the Funds because of their status as "affiliated persons" of the Funds. The compliance programs and procedures of the Funds and of Ameriprise Financial, Inc. and its affiliates ("Ameriprise") are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Funds and Ameriprise, of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties, whether formally for the Funds or for Ameriprise, or for both, be involved

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1  For purposes of this Code, the Seligman Funds (including each of the Seligman branded registered investment companies and the separate series thereof) are considered part of the RiverSource Complex of Funds.

in establishing policies and implementing decisions that will have different effects on Ameriprise and the Funds. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Funds and Ameriprise and is consistent with the performance by the Covered Officers of their duties as officers of the Funds.

Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds.

Each Covered Officer must:

▪

not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds;

▪	not cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds; and

▪

not use material non-public knowledge of portfolio transactions made or contemplated for the Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

DISCLOSURE AND COMPLIANCE

Each Covered Officer

▪	should familiarize himself or herself with the disclosure requirements generally applicable to the Funds;

▪

should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including any member of the Board of Directors or Board of Trustees of any Fund ("Boards"), auditors, governmental regulators, and representatives of self-regulatory organizations;

▪

should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and Ameriprise with the goal of promoting full, fair, accurate, timely, and understandable disclosure in the reports and documents the Funds file with, or submit to, the SEC and in other public communications made by the Funds; and

It is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules, and regulations.

REPORTING AND ACCOUNTABILITY

Each Covered Officer must:

▪	upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Boards that he or she has received, read, and understands the Code;

▪	annually thereafter affirm to the Boards that he or she has complied with the requirements of the Code;

▪	not retaliate against any other Covered Officer or any employee of Ameriprise for reports of potential violations that are made in good faith; and

▪	notify the Funds' General Counsel promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code.

APPLYING THE CODE

The Funds' General Counsel is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any approvals or waivers sought by a Covered Officers will be considered by each Board or appropriate committee of the Board.

The Funds' General Counsel

▪

shall notify the Boards whenever any evidence of a material violation has been reported, it being understood that the Funds' General Counsel may determine whether to provide such notice immediately or at the next meetings of the Boards based on the nature of the violation;

▪	will take all appropriate action to investigate such reported violations;

▪	shall make a determination after the investigation, and

o	if the Funds' General Counsel believes that no violation has occurred, the Boards will be so notified and no further action is required;

o

if the Funds' General Counsel believes a violation has occurred, the matter shall be reported to the Boards or the committees of the Funds affected by the potential violation for further determination;

o

if the Boards or the committees determine that a violation has occurred the Boards will consider appropriate action, which may include: a review of applicable policies and procedures; the appropriate modifications to such policies and procedures; the notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

▪	will cause to be made such disclosures as are required by SEC rules if any changes to or waivers of this Code is made by the Boards; and

▪	shall maintain a record of each reported evidence of material violation, the response thereto, and all related correspondence for a period of not less than 10 years.

OTHER POLICIES AND PROCEDURES

This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds or Ameriprise govern or purport to govern the activities of the Covered Officers, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. Ameriprise's code of ethics under Rule 17j-1 under the Investment Company Act is a separate requirement applying to the Covered Officers and others, and is not part of this Code.

AMENDMENTS

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of each Fund's Board, including a majority of its independent directors.Adopted: July 9, 2003; Amended: April 12, 2006; Amended: November 13, 2008

EXHIBIT A

Persons Covered by this Code of Ethics:

Patrick T. Bannigan

President

Jeffrey P. Fox

Treasurer (RiverSource Brand Registered Investment Companies, Including Separate Series Thereof)

Lawrence P. Vogel

Treasurer (Seligman Brand Registered Investment Companies, Including Separate Series Thereof)